Exhibit 24.2

                        POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Oil & Gas Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint RICHARD C. ADKERSON and C. HOWARD MURRISH, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1996, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 4th day of February, 1997.

/s/ James R. Moffett
_____________________
    James R. Moffett

                        POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Oil & Gas Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT and C. HOWARD MURRISH, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1996, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 4th day of February, 1997.


/s/ Richard C. Adkerson
________________________
    Richard C. Adkerson

                        POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Oil & Gas Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1996, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 4TH day of February, 1997.

/s/ C. Howard Murrish
______________________
    C. Howard Murrish

                        POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Oil & Gas Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and C. HOWARD MURRISH, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1996, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 4th day of February, 1997.


/s/ William J. Blackwell
_________________________
    William J. Blackwell

                        POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Oil & Gas Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and C. HOWARD MURRISH, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1996, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 4th day of February, 1997.

/s/ Robert W. Bruce III
________________________
    Robert W. Bruce III

                        POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Oil & Gas Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and C. HOWARD MURRISH, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1996, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 4th day of February, 1997.

/s/ Robert A. Day
______________________
    Robert A. Day

                        POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Oil & Gas Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and C. HOWARD MURRISH, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1996, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 4th day of February, 1997.

/s/ William B. Harrison, Jr.
______________________________
    William B. Harrison, Jr.

                        POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Oil & Gas Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and C. HOWARD MURRISH, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1996, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 4th day of February, 1997.

/s/ Bobby Lee Lackey
________________________
    Bobby Lee Lackey

                        POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in her capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Oil & Gas Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and C. HOWARD MURRISH, and each of them acting individually, her true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of her, in her name and in her capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1996, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 4th day of February, 1997.

/s/ Gabrielle K. McDonald
___________________________
    Gabrielle K. McDonald

                        POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Oil & Gas Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and C. HOWARD MURRISH, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1996, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 4th day of February, 1997.

/s/ George Putnam
_____________________
    George Putnam

                        POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Oil & Gas Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and C. HOWARD MURRISH, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1996, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 4th day of February, 1997.

/s/ B.M. Rankin, Jr.
________________________
    B.M. Rankin, Jr.

                        POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Oil & Gas Co., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and C. HOWARD MURRISH, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1996, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 4th day of February, 1997.

/s/ J. Taylor Wharton
__________________________
    J. Taylor Wharton